UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No.1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 6, 2017

Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Financial Center 666 Walnut Street Des Moines, Iowa		50309
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	515-281-1000

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2017, the board of directors (the “Board”) of the Federal Home Loan Bank of Des Moines (the “Bank”) declared that Steven L. Bumann, Christine H.H. Camp, John A. Klebba, James G. Livingston, Lauren M. MacVay and Cynthia A. Parker had been elected to the Board for terms commencing on January 1, 2018, which the Bank reported via Form 8-K filed with the Securities and Exchange Commission on November 9, 2017 (the "Original Form 8-K"). At the time of that filing, the Board committee assignments for 2018 had not been made. The Bank is filing this Form 8-K/A to report Board committee assignments for 2018. This Form 8-K/A amends the Original Form 8-K to disclose the 2018 Board committee assignments.
Board Committee Assignments

On December 13, 2017, the Board approved the following committee appointments for all directors for 2018:

Executive and Governance Committee	Audit Committee

Benson Porter, Chair	Doug Hile, Chair
Ellen Lamale, Vice Chair	James Livingston, Vice Chair
Chris Grimm	Ruth Bennett
Eric Hardmeyer	Steve Bumann
Doug Hile	David Ferries
Teresa Keegan	John Kennedy
Michelle Keeley	John Klebba
John Kennedy	Elsie Meeks
Elsie Meeks
John Robinson

Business Operations and Technology Committee	Finance and Planning Committee

Teresa Keegan, Chair	Michelle Keeley, Chair
Michael McGowan, Vice Chair	Steve Bumann, Vice Chair
Christine Camp	David Bobbitt
Marianne Emerson	James Livingston
Eric Hardmeyer	Benson Porter
Ellen Lamale	Teresa Keegan
Lauren MacVay
David Wilson

Housing and Community Investment Committee	Human Resources and Compensation Committee

Elsie Meeks, Chair	John Robinson, Chair
David Ferries, Vice Chair	David Bobbitt, Vice Chair
Christine Camp	Chris Grimm
Cynthia Parker	Michelle Keeley
David Wilson	Cynthia Parker
Benson Porter
Robert Stuart

Member Committee	Nominating Committee

Chris Grimm, Chair	Eric Hardmeyer, Chair
Ruth Bennett, Vice Chair	Doug Hile, Vice Chair
Eric Hardmeyer	Marianne Emerson
Lauren MacVay	David Ferries
Robert Stuart	Ellen Lamale
Benson Porter
John Robinson

Risk Committee

John Kennedy, Chair
Marianne Emerson, Vice Chair
Doug Hile
John Klebba
Ellen Lamale
Michael McGowan
John Robinson

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

December 18, 2017	By:	/s/ Michael L. Wilson

Name: Michael L. Wilson
Title: President and Chief Executive Officer